Financial instruments	12 Months Ended
Mar. 31, 2023
Text Blocks Abstract
Financial instruments

19. Financial instruments

	As at March 31,
	2022		2023
Financial Assets:
Cash and cash equivalents	₹	103,836	₹	91,880
Investments
Financial instruments at FVTPL		18,039		45,335
Financial instruments at FVTOCI		219,802		260,842
Financial instruments at Amortized cost		22,923		23,775
Other financial assets
Trade receivables		119,984		127,213
Unbilled receivables		60,809		60,515
Other financial assets		48,998		15,426
Derivative assets		3,038		1,873
	₹	597,429	₹	626,859
Financial Liabilities:
Trade payables and other liabilities
Trade payables and accrued expenses	₹	94,477	₹	89,054
Other financial liabilities		36,071		6,790
Loans, borrowings and bank overdrafts		151,696		150,093
Lease liabilities		24,233		24,573
Derivative liabilities		633		3,004
	₹	307,110	₹	273,514

Offsetting financial assets and liabilities

The following table contains information on other financial assets and trade payable and other liabilities subject to offsetting:

	Financial assets
	Gross amounts of recognized other financial assets		Gross amounts of recognized financial liabilities set off in the statement of financial position		Net amounts of recognized other financial assets presented in the statement of financial position
As at March 31, 2022	₹	239,897	₹	(10,106)	₹	229,791
As at March 31, 2023	₹	213,032	₹	(9,878)	₹	203,154

	Financial liabilities
	Gross amounts of recognized trade payables and other payables		Gross amounts of recognized financial liabilities set off in the statement of financial position		Net amounts of recognized trade payables and other financial liabilities presented in the statement of financial position
As at March 31, 2022	₹	140,654	₹	(10,106)	₹	130,548
As at March 31, 2023	₹	105,722	₹	(9,878)	₹	95,844

For the financial assets and liabilities subject to offsetting or similar arrangements, each agreement between the Company and the counterparty allows for net settlement of the relevant financial assets and liabilities when both elect to settle on a net basis. In the absence of such an election, financial assets and liabilities will be settled on a gross basis and hence are not offset.

Fair value

Financial assets and liabilities include cash and cash equivalents, trade receivables, unbilled receivables, finance lease receivables, employee and other advances, eligible current and non-current assets, loans, borrowings and bank overdrafts, trade payables and accrued expenses, and eligible current liabilities and non-current liabilities.

The fair value of cash and cash equivalents, trade receivables, unbilled receivables, short-term loans, borrowings and bank overdrafts, trade payables and accrued expenses, other current financial assets and liabilities approximate their carrying amount largely due to the short-term nature of these instruments. Finance lease receivables are periodically evaluated based on individual credit worthiness of customers. Based on this evaluation, the Company records allowance for estimated credit losses on these receivables. As at March 31, 2022 and 2023, the carrying value of such receivables, net of allowances approximates the fair value. The Company’s Unsecured Notes 2026 are contracted at fixed coupon rate of 1.50% and market yield on these loans as of 31st March 2023 is 4.915%.

Investments in short-term mutual funds and fixed maturity plan mutual funds, which are classified as FVTPL are measured using net asset values at the reporting date multiplied by the quantity held. Fair value of investments in non-convertible debentures, government securities, commercial papers, certificate of deposits and bonds classified as FVTOCI is determined based on the indicative quotes of price and yields prevailing in the market at the reporting date. Fair value of investments in equity instruments classified as FVTOCI or FVTPL is determined using market approach primarily based on market multiples method.

The fair value of derivative financial instruments is determined based on observable market inputs including currency spot and forward rates, yield curves and currency volatility.

Fair value hierarchy

The table below analyses financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

Level 3 – Inputs for the assets or liabilities that are not based on observable market data (unobservable inputs).

There were no transfers between Level 1, 2 and 3 during the year ended March 31, 2023.

The following table presents fair value hierarchy of assets and liabilities measured at fair value on a recurring basis:

	As at March 31, 2022								As at March 31, 2023
	Fair value measurements at reporting date								Fair value measurements at reporting date
	Total		Level 1		Level 2		Level 3		Total		Level 1		Level 2		Level 3
Assets
Derivative instruments:
Cash flow hedges	₹	2,242	₹	-	₹	2,242	₹	-	₹	772	₹	-	₹	772	₹	-
Others		796		-		796		-		1,101		-		1,101		-
Investments:
Short-term mutual funds		15,550		15,550		-		-		40,262		40,262		-		-
Fixed maturity plan mutual funds		513		-		513		-		1,300		-		1,300		-
Equity instruments		16,939		41		574		16,324		19,420		99		-		19,321
Non-convertible debentures, government securities, commercial papers, certificate of deposit and bonds		204,839		1,251		203,588		-		245,195		1,256		243,939		-

Liabilities
Derivative instruments:
Cash flow hedges	₹	(299)	₹	-	₹	(299)	₹	-	₹	(2,534)	₹	-	₹	(2,534)	₹	-
Others		(334)		-		(334)		-		(470)		-		(470)		-
Contingent consideration		(4,329)		-		-		(4,329)		(3,053)		-		-		(3,053)

The following methods and assumptions were used to estimate the fair value of the level 2 financial instruments included in the above table.

Derivative instruments (assets and liabilities): The Company enters derivative financial instruments with various counterparties, primarily banks with investment grade credit ratings. Derivatives valued using valuation techniques with market observable inputs are mainly interest rate swaps, foreign exchange forward contracts and foreign exchange option contracts. The most frequently applied valuation techniques include forward pricing, swap models and Black Scholes models (for option valuation), using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, interest rate curves and forward rate curves of the underlying. As at March 31, 2023, the changes in counterparty credit risk had no material effect on the hedge effectiveness assessment for derivatives designated in hedge relationships and other financial instruments recognized at fair value.

Investment in non-convertible debentures, government securities, commercial papers, certificate of deposits and bonds: Fair value of these instruments is derived based on the indicative quotes of price and yields prevailing in the market as at reporting date.

Investment in fixed maturity plan mutual funds: Fair value of these instruments is derived based on the indicative quotes of price prevailing in the market as at reporting date.

The following methods and assumptions were used to estimate the fair value of the level 3 financial instruments included in the above table.

Investment in equity instruments: Fair value of these instruments is determined using market approach primarily based on market multiples method.

Details of assets and liabilities considered under Level 3 classification

	As at March 31,
Investment in equity instruments	2022		2023
Balance at the beginning of the year	₹	10,227	₹	16,324
Additions		3,973		2,093
Disposals (1)		(7,697)		(632)
Unrealized gain/(loss) recognized in statement of income (Refer to Note 28)		40		(2)
Gain recognized in other comprehensive income		9,423		291
Translation adjustment		358		1,247
Balance at the end of the year	₹	16,324	₹	19,321

(1) During the year ended March 31, 2022, as a result of an acquisition by another investor, the Company sold its shares in Ensono Holdings, LLC, Cloudknox Security Inc. and IntSights Cyber Intelligence Limited at a fair value of ₹ 7,573 and recognized a cumulative gain of ₹ 2,848 in other comprehensive income.

During the year ended March 31, 2023, the Company sold its shares in Vicarious FPC, Inc. and Harte Hanks Inc. at a fair value of ₹ 1,150 and recognized a cumulative gain of ₹ 30 in other comprehensive income.

	As at March 31,
Contingent consideration	2022		2023
Balance at the beginning of the year	₹	(2,293)	₹	(4,329)
Additions		(2,533)		(1,662)
Reversals (1)		468		1,671
Payouts		309		1,784
Finance expense recognized in statement of income		(117)		(131)
Translation adjustment		(163)		(386)
Balance at the end of the year	₹	(4,329)	₹	(3,053)

(1) Towards change in fair value of earn-out liability as a result of changes in estimates of revenue and earnings over the earn-out period.

Derivative assets and liabilities:

The Company is exposed to currency fluctuations on foreign currency assets / liabilities, forecasted cash flows denominated in foreign currency and net investment in foreign operations. The Company is also exposed to interest rate fluctuations on investments in floating rate financial assets and floating rate borrowings. The Company follows established risk management policies, including the use of derivatives to hedge foreign currency assets / liabilities, interest rates, foreign currency forecasted cash flows and net investment in foreign operations. The counterparties in these derivative instruments are primarily banks and the Company considers the risks of non-performance by the counterparty as immaterial.

The following table presents the aggregate contracted principal amounts of the Company's derivative contracts outstanding:

							(in million)
	As at March 31,
	2022				2023
	Notional		Fair value		Notional		Fair value
Designated derivative instruments
Sell: Forward contracts	USD	1,413	₹	509	USD	977	₹	(262)
		€191	₹	668		€94	₹	(497)
		£173	₹	645		£138	₹	(728)
	AUD	170	₹	(217)	AUD	89	₹	9

Range forward option contracts	USD	493	₹	217	USD	1,157	₹	(19)
		€6	₹	8		€49	₹	(112)
		£28	₹	119		£60	₹	(69)
	AUD	11	₹	(6)	AUD	34	₹	29

Interest rate swaps	INR	-	₹	-	INR	4,750	₹	(113)

Non-designated derivative instruments
Sell: Forward contracts (1)	USD	1,452	₹	536	USD	1,550	₹	736
		€109	₹	1		€171	₹	(176)
		£91	₹	81		£129	₹	(100)
	AUD	47	₹	(122)	AUD	56	₹	69
	SGD	4	₹	(1)	SGD	14	₹	1
	ZAR	8	₹	^	ZAR	43	₹	(7)
	CAD	47	₹	(25)	CAD	69	₹	(25)
	SAR	33	₹	(1)	SAR	147	₹	(6)
	PLN	14	₹	(2)	PLN	-	₹	-
	CHF	5	₹	(5)	CHF	9	₹	5
	QAR	11	₹	(4)	QAR	4	₹	(2)
	TRY	30	₹	6	TRY	30	₹	(1)
	NOK	13	₹	(3)	NOK	13	₹	6
	OMR	2	₹	^	OMR	1	₹	^
	SEK	17	₹	(2)	SEK	3	₹	^
	JPY	513	₹	20	JPY	784	₹	6
	DKK	2	₹	^	DKK	33	₹	(4)
	AED	-	₹	-	AED	20	₹	^
	CNH	-	₹	-	CNH	1	₹	^

Buy: Forward contracts	SEK	22	₹	2	SEK	-	₹	-
	DKK	16	₹	(2)	DKK	-	₹	-
	CHF	2	₹	(1)	CHF	-	₹	-
	AED	26	₹	^	AED	5	₹	^
	JPY	447	₹	(18)	JPY	-	₹	-
	CNH	11	₹	^	CNH	-	₹	-
	NOK	12	₹	(1)	NOK	12	₹	^
	QAR	-	₹	-	QAR	4	₹	2
	ZAR	-	₹	-	ZAR	7	₹	1
	PLN	-	₹	-	PLN	26	₹	13

Range forward option contracts	USD	-	₹	-	USD	30	₹	31

Interest rate swaps	INR	4,750	₹	3	INR	-	₹	-
	USD	-	₹	-	USD	200	₹	82

			₹	2,405			₹	(1,131)

^ Value is less than 1

(1) USD 1,452 and USD 1,550 includes USD/PHP sell forward of USD 86 and USD 77 as at March 31, 2022 and 2023, respectively.

Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument, including whether the hedging instrument is expected to offset changes in cash flows of hedged items.

The following table summarizes activity in the cash flow hedging reserve within equity related to all derivative instruments classified as cash flow hedges:

	As at March 31,
	2022		2023
Balance as at the beginning of the year	₹	2,182	₹	1,943

Changes in fair value of effective portion of derivatives		3,943		(4,839)
Net (gain)/loss reclassified to statement of income on occurrence of hedged transactions (1)		(4,182)		1,134
Gain/(loss) on cash flow hedging derivatives, net	₹	(239)	₹	(3,705)

Balance as at the end of the year	₹	1,943	₹	(1,762)
Deferred tax thereon		(466)		359
Balance as at the end of the year, net of deferred tax	₹	1,477	₹	(1,403)

(1) Includes net (gain)/loss reclassified to revenue of ₹ (4,979) and ₹ 2,471 for the years ended March 31, 2022 and 2023, respectively and net (gain)/loss reclassified to cost of revenues of ₹ 797 and ₹ (1,337) for the years ended March 31, 2022 and 2023, respectively.

The related hedge transactions for balance in cash flow hedging reserves as at March 31, 2023 are expected to occur and be reclassified to the statement of income over a period of two years.

As at March 31, 2022 and 2023, there were no significant gains or losses on derivative transactions or portions thereof that have become ineffective as hedges or associated with an underlying exposure that did not occur.

Sale of financial assets

From time to time, in the normal course of business, the Company transfers accounts receivables, unbilled receivables and net investment in finance lease receivables (financial assets) to banks. Under the terms of the arrangements, the Company either substantially transfer its risks and rewards or surrenders control over the financial assets and transfer is without recourse. Accordingly, on such transfers the financial assets are derecognized and considered as sale of financial assets. Gains and losses on sale of financial assets without recourse are recorded at the time of sale based on the carrying value of the financial assets and fair value of servicing liability. The incremental impact of such transactions on our cash flow and liquidity for the years ended March 31, 2021, 2022 and 2023 is not material.

Financial risk management

Market Risk

Market risk is the risk of loss of future earnings, to fair values or to future cash flows that may result from a change in the price of a financial instrument. The value of a financial instrument may change as a result of changes in the interest rates, foreign currency exchange rates and other market changes that affect market risk sensitive instruments. Market risk is attributable to all market risk sensitive financial instruments including investments, foreign currency receivables, payables and loans and borrowings.

The Company’s exposure to market risk is a function of investment and borrowing activities and revenue generating activities in foreign currency. The objective of market risk management is to avoid excessive exposure of the Company’s earnings and equity to losses.

Risk Management Procedures

The Company manages market risk through a corporate treasury department, which evaluates and exercises independent control over the entire process of market risk management. The corporate treasury department recommends risk management objectives and policies, which are approved by senior management and Audit Committee. The activities of this department include management of cash resources, implementing hedging strategies for foreign currency exposures, borrowing strategies, and ensuring compliance with market risk limits and policies.

Foreign currency risk

The Company operates internationally, and a major portion of its business is transacted in several currencies. Consequently, the Company is exposed to foreign exchange risk through receiving payment for sales and services in the United States of America and elsewhere and making purchases from overseas suppliers in various foreign currencies. The exchange rate risk primarily arises from foreign exchange revenue, receivables, cash balances, forecasted cash flows, payables and foreign currency loans and borrowings. A significant portion of the Company’s revenue is in the U.S. Dollar, the Pound Sterling, the Euro, the Canadian Dollar and the Australian Dollar, while a large portion of costs are in Indian rupees. The exchange rate between the rupee and these currencies has fluctuated significantly in recent years and may continue to fluctuate in the future. Appreciation of the rupee against these currencies can adversely affect the Company’s results of operations.

The Company evaluates exchange rate exposure arising from these transactions and enters foreign currency derivative instruments to mitigate such exposure. The Company follows established risk management policies, including the use of derivatives like foreign exchange forward/option contracts to hedge forecasted cash flows denominated in foreign currency.

The Company has designated certain derivative instruments as cash flow hedges to mitigate the foreign exchange exposure of forecasted highly probable cash flows.

As at March 31, 2023, a ₹ 1 increase in the spot exchange rate of the Indian rupee with the U.S. dollar would result in approximately ₹ 3,360 (consolidated statement of income ₹ 1,502 and other comprehensive income ₹ 1,858) decrease in the fair value, and a ₹ 1 decrease would result in approximately ₹ 3,341 (consolidated statement of income ₹ 1,503 and other comprehensive income ₹ 1,838) increase in the fair value of foreign currency dollar denominated derivative instruments (forward and option contracts).

The below table presents foreign currency risk from non-derivative financial instruments as at March 31, 2022 and 2023:

	As at March 31, 2022
	US $		Euro		Pound Sterling		Australian Dollar		Canadian Dollar		Other currencies (1)		Total
Trade receivables	₹	34,969	₹	9,429	₹	10,016	₹	4,455	₹	1,711	₹	4,078	₹	64,658
Unbilled receivables		22,003		3,928		3,522		2,159		872		2,335		34,819
Contract assets		4,239		3,417		3,968		1,194		168		957		13,943
Cash and cash equivalents		13,603		2,808		966		537		1,936		2,649		22,499
Other financial assets		44,559		3,980		354		519		626		1,319		51,357
Lease Liabilities		(3,813)		(3,449)		(958)		(189)		(83)		(1,420)		(9,912)
Trade payables, accrued expenses and other financial liabilities		(28,907)		(9,087)		(9,784)		(1,725)		(663)		(6,193)		(56,359)
Net financial assets/ (liabilities)	₹	86,653	₹	11,026	₹	8,084	₹	6,950	₹	4,567	₹	3,725	₹	121,005

	As at March 31, 2023
	US $		Euro		Pound Sterling		Australian Dollar		Canadian Dollar		Other currencies (2)		Total
Trade receivables	₹	42,312	₹	13,758	₹	8,911	₹	2,317	₹	1,567	₹	5,661	₹	74,526
Unbilled receivables		19,372		3,050		2,360		1,431		393		1,719		28,325
Contract assets		4,597		7,081		3,077		632		180		1,193		16,760
Cash and cash equivalents		10,048		5,810		2,448		1,288		2,643		4,244		26,481
Other financial assets		40,039		1,066		1,234		136		130		1,690		44,295
Lease Liabilities		(4,022)		(2,998)		(457)		(175)		(118)		(1,765)		(9,535)
Trade payables, accrued expenses and other financial liabilities		(26,726)		(11,417)		(6,120)		(1,329)		(1,482)		(3,285)		(50,359)
Net financial assets/ (liabilities)	₹	85,620	₹	16,350	₹	11,453	₹	4,300	₹	3,313	₹	9,457	₹	130,493

(1) Other currencies reflect currencies such as Swiss Franc, Singapore Dollar, UAE Dirhams etc.

(2) Other currencies reflect currencies such as Saudi Riyal, Singapore Dollar, Japanese Yen etc.

As at March 31, 2022 and 2023, respectively, every 1% increase/decrease in the respective foreign currencies compared to functional currency of the Company would impact results by approximately ₹ 1,210 and ₹ 1,305, respectively.

Interest rate risk

Interest rate risk primarily arises from floating rate investments and borrowings, including various revolving and other lines of credit.

The Company’s investments are primarily in short-term investments, which do not expose it to significant interest rate risk. The Company has taken certain interest rate swaps against its investments in floating rate instruments and if interest rates were to increase/(decrease) by 100 bps as on March 31, 2023, it would result in (decrease)/increase in fair value of interest rate swaps by approximately ₹ (67) and ₹ 69 respectively, in other comprehensive income.

From time to time, the Company manages its net exposure to interest rate risk relating to borrowings by entering into interest rate swap agreements, which allows it to exchange periodic payments based on a notional amount and agreed upon fixed and floating interest rates. If interest rates were to increase/(decrease) by 100 bps as on March 31, 2023, it would result in increase/(decrease) in fair value of interest rate swaps by approximately ₹ 329 and ₹ (340) respectively, in the consolidated statement of income. If interest rates were to increase by 100 bps as on March 31, 2022, and 2023, additional net annual interest expense on floating rate borrowing would amount to approximately ₹ 951 and ₹ 887, respectively. Certain borrowings are also transacted at fixed interest rates.

Credit risk

Credit risk arises from the possibility that customers may not be able to settle their obligations as agreed. To manage this, the Company periodically assesses the credit rating and financial reliability of customers, considering the financial condition, current economic trends, forward looking macroeconomic information, analysis of historical bad debts and ageing of accounts receivable. Individual risk limits are set accordingly. No single customer accounted for more than 10% of the accounts receivable as at March 31, 2022 and 2023, or revenues for the years ended March 31, 2021, 2022 and 2023. There is no significant concentration of credit risk.

Counterparty risk

Counterparty risk encompasses issuer risk on marketable securities, settlement risk on derivative and money market contracts and credit risk on cash and time deposits. Issuer risk is minimized by only buying securities which are at least AA rated in India based on Indian rating agencies. Settlement and credit risk is reduced by the policy of entering into transactions with counterparties that are usually banks or financial institutions with acceptable credit ratings. Exposure to these risks are closely monitored and maintained within predetermined parameters. There are limits on credit exposure to any financial institution. The limits are regularly assessed and determined based upon credit analysis including financial statements and capital adequacy ratio reviews.

Liquidity risk

Liquidity risk is defined as the risk that the Company will not be able to settle or meet its obligations on time or at a reasonable price. The Company’s corporate treasury department is responsible for liquidity and funding as well as settlement management. In addition, processes and policies related to such risks are overseen by senior management. Management monitors the Company’s net liquidity position through rolling forecasts based on the expected cash flows. As at March 31, 2023, cash and cash equivalents are held with major banks and financial institutions.

The table below provides details regarding the remaining contractual maturities of significant financial liabilities at the reporting date. The amounts include estimated interest payments and exclude the impact of netting agreements, if any.

	As at March 31, 2022
	Less than 1 year		1-2 years		2-4 years		Beyond 4 years		Total Cashflows		Interest included in total cash flows		Carrying value
Loans, borrowings and bank overdrafts (1)	₹	97,693	₹	912	₹	1,706	₹	57,261	₹	157,572	₹	(5,876)	₹	151,696
Lease Liabilities (1)		9,872		6,947		6,913		2,344		26,076		(1,843)		24,233
Trade payables and accrued expenses		94,477		-		-		-		94,477		-		94,477
Derivative liabilities		585		10		38		-		633		-		633
Other financial liabilities (2)		33,126		2,833		220		-		36,179		(108)		36,071

	As at March 31, 2023
	Less than 1 year		1-2 years		2-4 years		Beyond 4 years		Total Cashflows		Interest included in total cash flows		Carrying value
Loans, borrowings and bank overdrafts (1)	₹	91,743	₹	924	₹	63,015	₹	-	₹	155,682	₹	(5,589)	₹	150,093
Lease Liabilities (1)		9,620		7,130		7,233		3,087		27,070		(2,497)		24,573
Trade payables and accrued expenses		89,054		-		-		-		89,054		-		89,054
Derivative liabilities		2,825		153		26		-		3,004		-		3,004
Other financial liabilities (2)		4,192		1,587		951		410		7,140		(350)		6,790

(1) Includes future cash outflow towards estimated interest on borrowings and lease liabilities.

(2) Includes future cash outflow towards estimated interest on contingent consideration.

The balanced view of liquidity and financial indebtedness is stated in the table below. The management for external communication with investors, analysts and rating agencies uses this calculation of the net cash position:

	As at March 31,
	2022		2023
Cash and cash equivalents	₹	103,836	₹	91,880
Investments - Current		241,655		309,232
Loans, borrowings and bank overdrafts		(151,696)		(150,093)
	₹	193,795	₹	251,019